UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2010

EXCEL TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34698	27-1493212
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

(Address of Principal Executive Offices, Including Zip Code)

(858) 613-1800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A by Excel Trust, Inc. to provide the financial statements that were previously omitted in Item 9.01 of the Current Report on Form 8-K filed on July 2, 2010 relating to the acquisition of Plaza at Rockwall located in Rockwall, Texas.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Report of Independent Auditors

Statements of Revenues and Certain Expenses for the six months ended June 30, 2010 (unaudited) and for the year ended

December 31, 2009

Notes to Statements of Revenues and Certain Expenses

(b)	Unaudited Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Statement of Operations of Excel Trust, Inc. for the period from April 28, 2010 to June 30, 2010

Unaudited Pro Forma Condensed Combined Statement of Operations of Excel Trust, Inc. Predecessor for the period from January 1, 2010 to April 27, 2010

Unaudited Pro Forma Condensed Combined Statement of Operations of Excel Trust, Inc. Predecessor for the year ended December 31, 2009

Notes to Pro Forma Condensed Consolidated and Combined Statements of Operations of Excel Trust, Inc. and Excel Trust, Inc. Predecessor

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit	Description of Exhibit

10.1	Purchase and Sale Agreement and Joint Escrow Instructions, dated May 6, 2010, between CNLRS Rockwall, L.P. and Excel Trust, L.P.(1)

10.2	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated May 19, 2010, between CNLRS Rockwall, L.P. and Excel Trust, L.P.(1)

23.1	Consent of Deloitte & Touche LLP (2)

(1)	Incorporated herein by reference to Excel Trust, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on June 4, 2010.
(2)	Filed herewith.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Excel Trust, Inc.

We have audited the accompanying statement of revenues and certain expenses, (the “Historical Summary”) of Plaza at Rockwall located in Rockwall, Texas (the “Property”) for the year ended December 31, 2009. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Current Report on Form 8-K/A) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Historical Summary of the Property presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of Plaza at Rockwall located in Rockwall, Texas for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Los Angeles, California
March 4, 2010
(September 9, 2010 as to paragraphs 1 and 4 in Note 1)

PLAZA AT ROCKWALL, ROCKWALL, TEXAS

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Six Months Ended June 30, 2010 and the Year Ended December 31, 2009

	Six months ended June 30, 2010	Year ended December 31, 2009
	(unaudited)
Revenues:
Rental revenues	$1,434,000	$2,909,000
Tenant reimbursements	569,000	1,149,000
Other income	—	10,000

Total revenue	2,003,000	4,068,000

Certain Expenses
Property operating and maintenance	186,000	345,000
Property taxes	569,000	1,098,000
Insurance	16,000	36,000

Total certain expenses	771,000	1,479,000

Revenues in excess of certain expenses	$1,232,000	$2,589,000

See accompanying notes to statements of revenues and certain expenses.

PLAZA AT ROCKWALL, ROCKWALL, TEXAS

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statements of revenues and certain expenses include the operations of Plaza at Rockwall located in Rockwall, Texas (the “Property”) which was acquired by Excel Trust, Inc. (the “Company”), from a nonaffiliated third party on June 29, 2010. The Property was acquired for approximately $40.8 million and has 332,989 of leasable square feet and approximately 12.7 acres of vacant land for future development.

Basis of Presentation

The statements of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation, interest expense and federal and state income taxes.

The accompanying statements are not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. The Historical Summary for the period from January 1, 2010 to June 30, 2010 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The results of operations for the period from January 1, 2010 to June 30, 2010 (unaudited) are not necessarily indicative of the expected results for the entire fiscal year ending December 31, 2010.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through September 9, 2010 the date the financial statements were issued.

Revenue Recognition

Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectibility.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates.

Concentration of Credit Risk

The Property had two tenants account for more than 10% of the revenues in the six months ended June 30, 2010 (unaudited) and in the year ended December 31, 2009. In the six months ended June 30, 2009 (unaudited), these tenants represented approximately 21.6% and 11.8% of total revenues respectively. In 2009, these tenants represented approximately 21.5% and 11.8% of total revenues, respectively.

2. Leases

The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2009, are as follows:

2010	$2,945,000
2011	2,971,000
2012	2,978,000
2013	2,812,000
2014	2,741,000
2015 and thereafter	15,549,000

$29,996,000

The Property was built in 2007 and was approximately 94.8% occupied at June 30, 2010 (unaudited). The Property is generally leased to tenants under lease terms that provide for the tenants to pay a pro rata share of their operating expenses. The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the amount of future minimum rent received will be reduced.

3. Related Party Transactions

In the six months ended June 30, 2010 (unaudited) and the year ended December 31, 2009, $45,000 and $86,000 in property management fees were paid to a company affiliated with the sellers of the Property, respectively as included in property operating and maintenance expense in the statements of revenues and certain expenses.

4. Commitments and Contingencies

The Company may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Excel Trust, Inc.

Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

On April 28, 2010, the Excel Trust, Inc. (the “Company”) completed an initial public offering (the “Offering”) of 15,000,000 shares of its common stock. The Company and its operating partnership subsidiary, Excel Trust, L.P. (the “Operating Partnership”), for which the Company is the sole general partner, together with the partners and members of the affiliated partnerships and limited liability companies of Excel Trust, Inc. Predecessor (the “Predecessor”) and other parties which hold direct or indirect ownership interests in the Properties (defined below) engaged in certain formation transactions (the “Formation Transactions”). The Formation Transactions were designed to (1) continue the operations of the Predecessor, (2) enable the Company to raise the necessary capital to acquire increased interests in certain of the Properties, (3) provide capital for future acquisitions, (4) fund certain development costs at the Company’s development property, (5) establish a capital reserve for general corporate purposes, and (6) fund future joint venture capital commitments.

The Predecessor, which is not a legal entity but rather a combination of real estate entities and operations as described below, was engaged in the business of owning, managing, leasing, acquiring and developing commercial real estate, consisting of retail properties, an office property and undeveloped land (the “Properties”). Prior to the Offering, the Predecessor was the general partner or managing member of the real estate entities that directly or indirectly own the Properties, and the Predecessor had responsibility for the day-to-day operations of such entities.

The following unaudited pro forma condensed consolidated and combined statements of operations of the Company for the period April 28, 2010 (the date of the Offering and the Formation Transactions) to June 30, 2010 and the Predecessor for the period from January 1, 2010 to April 28, 2010 and for the year ended December 31, 2009 have been prepared as if the acquisition of Plaza at Rockwall in Rockwall, Texas (the “Property”) had occurred on January 1, 2009. A pro forma consolidated balance sheet as of June 30, 2010 has not been presented as the Property acquisition is reflected on the June 30, 2010 condensed consolidated balance sheet that was filed as part of the Company’s June 30, 2010 Form 10-Q for the period ended June 30, 2010.

Such unaudited pro forma financial information should be read in conjunction with the historical combined financial statements of the Company and Predecessor for the year ended December 31, 2009, including the notes thereto, which were filed as part of the Company’s Registration Statement on Form S-11, as amended, filed with the Securities and Exchange Commission on April 22, 2010 and the Company’s subsequent Quarterly Reports on Form 10-Q for the periods ended March 31, 2010 and June 30, 2010. The unaudited pro forma financial information is for informational purposes only and is not necessarily indicative of the results of operations of the Company and Predecessor that would have occurred if the acquisition of the Property had been completed on the dates indicated, nor does it purport to represent the Company and Predecessor’s results of operations as of any future date or for any future period. In addition, the pro forma condensed consolidated and combined financial statements are based upon pro forma allocations of the purchase price of the Property based upon preliminary estimates of fair value of the assets and liabilities acquired in connection with the acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates. Management believes all material adjustments necessary to reflect the effect of their acquisition have been made to the unaudited pro forma financial information.

EXCEL TRUST, INC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Period from April 28, 2010 to June 30, 2010

(in thousands, except per share amounts)

	Company Historical (A)	Acquisition of Plaza at Rockwall (B)	Company Pro Forma
REVENUES:
Rental revenue	$1,453	$530	$1,983
Tenant recoveries	92	202	294
Other income	34	—	34

Total revenues	1,579	732	2,311

EXPENSES:
Maintenance and repairs	56	32	88
Real estate taxes	120	190	310
Management fees	3	7	10
Other operating expenses	66	33	99
General and administrative	2,136	—	2,136
Depreciation and amortization	746	263	1,009

Total expenses	3,127	525	3,652

Net operating (loss) income	(1,548)	207	(1,341)

Interest expense	(350)	—	(350)
Interest income	74	—	74

Net (loss) income	(1,824)	207	(1,617)
Non-controlling interest	(72)	8	(64)

Net (loss) income attributable to the common stockholders and controlling interest	$(1,752)	$199	$(1,553)

Basic and diluted loss per share	$(0.11)		$(0.10)

Weighted-average common shares outstanding - basic and diluted	15,460		15,460

See accompanying notes

EXCEL TRUST, INC. PREDECESSOR

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Period from January 1, 2010 to April 27, 2010

(in thousands)

	Predecessor Historical (A)	Acquisition of Plaza at Rockwall (B)	Predecessor Pro Forma
REVENUES:
Rental revenue	$1,455	$996	$2,451
Tenant recoveries	113	367	480
Other income	—	—	—

Total revenues	1,568	1,363	2,931

EXPENSES:
Maintenance and repairs	98	55	153
Real estate taxes	140	379	519
Management fees	43	38	81
Other operating expenses	98	37	135
General and administrative	8	—	8
Depreciation and amortization	542	526	1,068

Total expenses	929	1,035	1,964

Net operating income	639	328	967

Interest expense	(483)	—	(483)
Interest income	—	—	—

Net income	156	328	484
Non-controlling interest	290	—	290

Net (loss) income attributable to controlling interest	$(134)	$328	$194

See accompanying notes

EXCEL TRUST, INC. PREDECESSOR

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(in thousands)

	Predecessor Historical (A)	Acquisition of Plaza at Rockwall (B)	Predecessor Pro Forma
REVENUES:
Rental revenue	$4,731	$3,088	$7,819
Tenant recoveries	259	1,149	1,408
Other income	—	10	10

Total revenues	4,990	4,247	9,237

EXPENSES:
Maintenance and repairs	245	173	418
Real estate taxes	399	1,098	1,497
Management fees	134	86	220
Other operating expenses	451	122	573
General and administrative	45	—	45
Depreciation and amortization	2,045	1,511	3,556

Total expenses	3,319	2,990	6,309

Net operating income	1,671	1,257	2,928

Interest expense	(1,359)	—	(1,359)
Interest income	6	—	6

Net income	318	1,257	1,575
Non-controlling interest	75	—	75

Net income attributable to controlling interest	$243	$1,257	$1,500

See accompanying notes

EXCEL TRUST, INC. AND

EXCEL TRUST, INC. PREDECESSOR

NOTES TO CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(Unaudited)

(A) Derived from the Company’s and the Predecessor’s condensed consolidated and combined financial statements of operations for the period from April 28, 2010 to June 30, 2010, the period from January 1, 2010 to April 27, 2010 and the year ended December 31, 2009.

(B) To reflect the acquisition of Plaza at Rockwall as if it was acquired on January 1, 2009. The pro forma adjustments include the pro forma operations of the property. The acquisition method of accounting was used to allocate the purchase price to tangible and indentified intangible assets and liabilities according to their fair values. The amount allocated to building, site improvements and tenant improvements is depreciated over an estimated useful life of 40 years, 13 years and an average of 7 years, respectively. The amounts allocated to intangible lease assets are amortized over the lives of the leases with an average life of 11 years. Historical rental revenue of $1,579, $1,568 and $4,990, is increased by $31, $62 and $179, for the pro forma net amortization of above and below market leases and straight-line rent adjustment for the period from April 28, 2010 to June 30, 2010, the period from January 1, 2010 to April 27, 2010 and the year ended December 31, 2009, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2010	Excel Trust, Inc.

	By:	/S/ JAMES Y. NAKAGAWA
James Y. Nakagawa
Chief Financial Officer

EXHIBITS

Exhibit	Description of Exhibit

10.1	Purchase and Sale Agreement and Joint Escrow Instructions, dated May 6, 2010, between CNLRS Rockwall, L.P. and Excel Trust, L.P.(1)

10.2	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated May 19, 2010, between CNLRS Rockwall, L.P. and Excel Trust, L.P.(1)

23.1	Consent of Deloitte & Touche LLP (2)

(1)	Incorporated herein by reference to Excel Trust, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on June 4, 2010.
(2)	Filed herewith.